Prospectus Supplement dated November 19, 2010
The purpose of this supplement is to provide you with changes to the current Prospectus for the Fund listed below:
Invesco Van Kampen Senior Loan Fund
Effective November 30, 2010, Class B Shares may not be purchased and may not be acquired by exchange from share classes other than Class B Shares. Any investment received by the Fund on or after this date that is intended for Class B Shares will be rejected.
Shareholders with investments in Class B Shares may continue to hold such shares until they convert to Class A Shares. However, no additional investments will be accepted in Class B Shares on or after November 30, 2010. Dividends and capital gain distributions may continue to be reinvested in Class B Shares until their conversion dates. In addition, shareholders invested in Class B Shares of the Fund will be able to tender those shares and use the proceeds to exchange into Class B Shares of other Invesco Funds offering Class B Shares until they convert.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE